                       SEMIANNUAL REPORT / APRIL 30, 1999

                        AIM LATIN AMERICAN GROWTH FUND


                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     ------------------------------------

                    CREAM PITCHER, RED APPLES BY ELSIE BUNGE

            LATIN AMERICA, WITH ITS ABUNDANT RESOURCES, GROWING CON-

         SUMER POPULATION AND EXPANDING INDUSTRY, PRESENTS POTENTIALLY

           ATTRACTIVE INVESTMENT OPPORTUNITIES. WE BELIEVE ARGENTINE

          ARTIST ELSIE BUNGE'S BRIGHTLY COLORED PAINTING CAPTURES BOTH

              THE SPIRIT AND EXCITING POTENTIAL OF LATIN AMERICA.

                     ------------------------------------

AIM Latin American Growth Fund is for shareholders who seek growth of capital. The Fund primarily invests in securities of a broad range of Latin American issuers.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o   AIM Latin American Growth Fund (formerly GT Global Latin America Growth
    Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B, Class C and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o   The Advisor Class was closed to new investors as of March 1, 1999.
o Because Class C shares have been offered for less than one year, total return provided has not been annualized. s Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
          NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
             CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A
            RISK THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/99, including sales charges

CLASS A SHARES

Inception (8/13/91)             2.23%
  5 Years                      -6.24
  1 Year                      -31.27

CLASS B SHARES

Inception (4/1/93)             -0.39%
  5 Years                      -6.13
  1 Year                      -31.80

ADVISOR CLASS SHARES
(Sales charges do not apply)

Inception (6/15/95)            -1.10%
  3 Years                      -4.69
  1 Year                      -27.54

CLASS C SHARES

Inception (3/1/99)             42.00%*

* Total return provided is cumulative total return that has not been annualized.
===============================================================================

Past performance cannot guarantee comparable future results.


                         AIM LATIN AMERICAN GROWTH FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
     [PHOTO OF      many of your minds may be, "How will the year 2000 computer
     Charles T.     issue affect AIM and my investments?" We would like you to
        Bauer,      feel comfortable.
     Chairman of        During March and April, AIM participated in an
    the Board of    industrywide test that gave us a chance to see how our
      THE FUND      technology systems might be affected by the changeover to
    APPEARS HERE]   the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
AIM Advisors, Inc.

PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.

                     ------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                            LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     ------------------------------------



                         AIM LATIN AMERICAN GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


LATIN AMERICA TRAVELS THE ROAD TO RECOVERY

LATIN AMERICAN MARKETS SEEM TO HAVE TAKEN QUITE A WILD RIDE IN THE FIRST FEW MONTHS OF 1999. HOW HAS AIM LATIN AMERICAN GROWTH FUND PERFORMED?
Brazilian markets were the key influence on performance during the reporting period. Though they suffered a severe downturn in late January, they made an astounding recovery during the early spring.
    Against this backdrop, the AIM Latin American Growth Fund produced excellent results for the six-month period ended April 30, 1999. Total returns without sales charges were 27.76% for Class A shares, 27.43% for Class B shares and 28.09% for Advisor Class shares. See the inside front cover for long-term performance figures and for cumulative total returns for Class C shares
(offered as of 03/01/99).

WHY HAS BRAZIL'S OUTLOOK CHANGED SO QUICKLY?
In the aftermath of the Asian and Russian financial crises, many people felt that investing in Latin America had become too risky. This perception caused a massive flight of capital from the region in 1998. For months, market watchers eyed Brazil with special interest, wondering whether fears about a currency crisis would ever become a reality. Then on January 19, 1999, a day now known as "Black Friday," Brazil's currency (the real) finally did plummet, and Brazil's markets took a nosedive along with it.
    Shortly after that day, a new Brazilian Central Bank president, Arminio Fraga, was appointed. After his appointment was approved in March, he immediately hiked interest rates to keep inflation in check and create goodwill with investors. Since then, Fraga has persuaded foreign investors that he can keep the real under control. Markets have calmed considerably, and investors have become more willing to invest in Brazilian equities and debt.
    Meanwhile, Brazil and the International Monetary Fund reached agreement on a new loan package. They also outlined a recovery strategy with clear monetary and fiscal goals. In response, both the real and the markets made significant gains. Brazil's economy is stronger now than it was in late 1998. Inflation has dropped sharply and interest rates are down. However, the economy is still in a fragile state and its future success will depend on leadership and discipline at the top.

HOW DID OTHER LATIN AMERICAN COUNTRIES FARE?
Overall, for the first quarter of 1999, Latin American markets took an upward turn. Stability in Brazil helped Argentina especially. Argentina would be at risk of severe recession and competitive pressure if Brazil were to become more unstable.
    Mexico is much more affected by what happens in the United States than what happens in Brazil. Mexican markets have benefited from strong U.S. growth and a boost in oil prices. Mexico's inflation rate was lower than expected in the first quarter and interest rates were down. Analysts have increased their projections for both economic and earnings growth for 1999.
    Elsewhere in Latin America, there was a mixed bag of opportunity and risk. Chile's economy and currency remained weak, though we believe interest rates will continue to decline. In Colombia, Peru and Venezuela there were few attractive stocks to select, and the macroeconomic environments remained uncertain.

WHICH INDUSTRIES AND COUNTRIES PROVIDED THE BEST OPPORTUNITIES FOR THE FUND DURING THE REPORTING PERIOD?
Stock selection in Brazil and Mexico has been very good; more than 67% of the portfolio holdings were of Brazilian or Mexican origin.
    The financial industry performed well in Brazil, Argentina and Mexico because of the lower interest rate environment. One of our more substantial holdings in this area was Grupo Financiero Banorte S.A. de C.V., a Mexican holding company for a variety of financial services subsidiaries.
    Once again, stocks in the telephone industry were a major component of the portfolio. We believe these stocks stand to benefit from continuing privatization efforts.
    We also increased our exposure to oil stocks, primarily through YPF, a formerly state-owned oil company in Argentina. The company produces about half of Argentina's oil and gas output. As the reporting period came to a close, YPF was

===============================================================================
LATIN AMERICA

The map below identifies the Latin American countries mentioned in this report.

Mexico

Panama

Venezuela

Colombia

Brazil

Peru

Chile

Argentina
===============================================================================


                     ------------------------------------

                       OVERALL, FOR THE FIRST QUARTER OF

                       1999, LATIN AMERICAN MARKETS TOOK

                                AN UPWARD TURN.

                     ------------------------------------


          See important Fund and index disclosures inside front cover.

                         AIM LATIN AMERICAN GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

===================================================================================================================================
TOP 10 EQUITY HOLDINGS                                        TOP 10 INDUSTRIES                              TOP 5 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Fomento Economico Mexicano, S.A. de C.V. (Mexico)  4.44%   1. Telephone                           14.81%  1. Mexico     33.42%
 2. Petroleo Brasileiro S.A. - Petrobras Pfd. (Brazil) 4.23    2. Electric Companies                  10.52
 3. Telecomunicacoes Brasileiras C.M. (Brazil)         3.82    3. Beverages (Alcoholic)                8.15   2. Brazil     32.62
 4. Grupo Televisa S.A. - GDR (Mexico)                 3.69    4. Financial (Diversified)              5.95
 5. Nortel Inversora S.A. (Argentina)                  2.78    5. Oil & Gas (Exploration & Production) 4.87   3. Chile      10.97
 6. Carso Global Telecom (Mexico)                      2.55    6. Construction (Cement and Aggregate)  4.72
 7. Grupo Carso S.A. de C.V. (Mexico)                  2.51    7. Manufacturing (Diversified)          4.28   4. Argentina  10.66
 8. Sociedad Quimica y Minera de Chile S.A. (Chile)    2.37    8. Banks (Regional)                     4.18
 9. Companhia Energetica de Minas Gerais (Brazil)      2.34    9. Entertainment                        3.69   5. Venezuela   1.99
10. Companhia Vale de Rio Doce - Pfd. A (Brazil)       2.28   10. Paper & Forest Products              2.98

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===================================================================================================================================

poised to merge with Spain's Repsol, which would create a huge oil and gas enterprise. The deal could allow YPF to expand its network of service stations in Argentina, Peru, Chile, and especially Brazil.

COULD YOU DESCRIBE A FEW OF YOUR TOP HOLDINGS?
Mexican beverage producer Fomento Economico Mexica S.A. de C.V. (FEMSA) has been a portfolio holding for some time; it was our largest holding at the end of April. In May of this year, after the reporting period closed, FEMSA announced that it would be investing $190 million to modernize its plants, equipment, and distribution system. The company hopes to increase the capacity of its beer division.
    Mexico's Grupo Televisa S.A. also has performed very well. The company is the largest media company in the Spanish-speaking world. Most of its revenues come from television activities, such as its tele-novelas, which are extremely popular with viewers around the world. Grupo Televisa reported strong cash flows for the first quarter of 1999, which the company attributed to a successful restructuring program that cut costs and improved the company's business focus.

WHAT'S YOUR OUTLOOK FOR LATIN AMERICA AND THE FUND IN THE NEAR TERM?
Investor confidence is returning, though capital is still scarce for emerging markets as a whole, and the risks are still high. As more investors participate in the market, share prices have stabilized some. There are still huge discounts for less liquid shares (stocks that are harder to sell because of limited investor interest). A true recovery will be difficult until investors bring more capital to Latin American markets, and that may not happen until there are clear signs that commodity prices have bottomed.
    Nevertheless, the outlook for the remainder of 1999 is more positive than the view we had just six months ago. Latin America still presents strong growth possibilities, though of course these are accompanied by significant possible risks. Historically, the region has experienced dramatic fluctuations in market performance from one year to the next. However, the Fund may provide good opportunities for long-term investors who seek to diversify their portfolios through exposure to this dynamic region.

GLOSSARY TERMS: ADR AND GDR

In the financial pages of this report, you'll notice that some of the holdings are followed by the letters "ADR" or "GDR." An ADR (American Depositary
Receipt) is a tool for simplifying the process of investing overseas. American investors can buy shares of foreign companies in ADR form instead of buying them directly in foreign markets. That makes investing much easier, since foreign markets may have different trade-settlement and other market practices.
    The ADR itself is a certificate held in trust for the investor by the bank. The certificate represents share ownership of a particular foreign company's stock. The receipts are created by a U.S. bank, but the underlying shares are held by a custodian in the issuing company's home country.
    ADRs can be traded on exchanges and over-the-counter, just as shares of U.S. stocks are. They are denominated in dollars and are registered with the Securities and Exchange Commission. Owners of an ADR are entitled to all dividends and capital gains produced by the underlying shares.
    A GDR (Global Depositary Receipt) is similar to an ADR. GDRs can be issued by European, Asian, U.S., or Latin American corporations and are often issued by companies in emerging markets. They can be traded on stock exchanges around the world, thus allowing a company to raise capital in many markets, not just its home market.

          See important Fund and index disclosures inside front cover.

                         AIM LATIN AMERICAN GROWTH FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                       SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-95.70%

ARGENTINA-11.84%

Acindar Industria Argentina de
  Aceros S.A. (Iron & Steel)(a)         245,881   $    366,513
--------------------------------------------------------------
Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR (Banks-Regional)      46,118      1,063,596
--------------------------------------------------------------
Banco Hipotecario S.A.
  (Banks-Regional)(a)                   122,243      1,406,320
--------------------------------------------------------------
Banco Hipotecario Wts.
  (Banks-Regional), expiring
  02/02/04(a)                               617        339,350
--------------------------------------------------------------
Banco Rio de La Plata S.A.
  (Banks-Major Regional)                100,233      1,296,764
--------------------------------------------------------------
Corcemar S.A. (Construction-Cement
  & Aggregates)(a)                        8,700         46,738
--------------------------------------------------------------
IRSA Inversiones y Representaciones
  S.A. (Land Development)                35,158      1,177,793
--------------------------------------------------------------
Juan Minetti S.A.
  (Construction-Cement &
  Aggregates)(a)                         58,500        166,787
--------------------------------------------------------------
Nortel Inversora S.A. (Telephone)       200,500      3,258,125
--------------------------------------------------------------
Quilmes Industrial S.A.
  (Beverages-Alcoholic)                 126,098      1,379,197
--------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                            31,500      1,177,312
--------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil-International Integrated)         53,000      2,226,000
==============================================================
                                                    13,904,495
==============================================================

BRAZIL-32.62%

Caemi Mineracao E Metalurgia
  S.A.-Pfd. (Iron & Steel)               12,750        368,453
--------------------------------------------------------------
Companhia Brasileira de Petroleo
  Ipiranga (Oil & Gas-Refining &
  Marketing)                            173,785      1,212,624
--------------------------------------------------------------
Companhia Cimento Portland Itau
  (Construction-Cement &
  Aggregates)(a)                            650         70,048
--------------------------------------------------------------
Companhia de Eletricidade do Estado
  da Bahia (Electric Companies)          51,530      1,396,057
--------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo (Water
  Utilities)                             17,293      1,457,536
--------------------------------------------------------------
Companhia de Tecidos Norte de Minas
  (Textiles-Specialty)                   11,622        769,669
--------------------------------------------------------------
Companhia Energetica de Minas
  Gerais (Electric Companies)           114,506      2,747,091
--------------------------------------------------------------
Companhia Paranaense de Energia
  (Electric Companies)                  147,935      1,211,218
--------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel (Electric
  Companies)(a)                         150,782        761,626
--------------------------------------------------------------
Companhia Paulista de Forca e Luz
  (Electric Companies)(a)                 5,030        339,169
--------------------------------------------------------------
Companhia Paulista de Forca e
  Luz-CPFL-Pfd. (Electric
  Companies)(a)                              21          1,355
--------------------------------------------------------------
Companhia Vale de Rio Doce-Pfd. A
  (Iron & Steel)                        141,823      2,672,523
--------------------------------------------------------------
Eletricidade de Sao Paulo S.A.
  (Electric Companies)                   47,570      1,832,926
--------------------------------------------------------------

                                       SHARES        VALUE
BRAZIL-(CONTINUED)

Eletropaulo
  Metropolitana-Eletricidade de Sao
  Paulo S.A.-Rts. (Electric
  Companies), expiring 05/22/99(a)        3,970   $     45,413
--------------------------------------------------------------
Embratel Participacoes S.A.
  (Telecommunications-Long
  Distance)(a)                          141,450      2,303,566
--------------------------------------------------------------
Empresa Bandeirante de Energia S.A.
  (Electric Companies)(a)                     0              0
--------------------------------------------------------------
Itausa-Investimentos Itau S.A.
  (Investment Management)             3,900,339      2,089,887
--------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)          30,518      4,960,726
--------------------------------------------------------------
Tele Centro Sul Participacoes S.A.
  (Telephone)                            42,500      2,257,812
--------------------------------------------------------------
Tele Norte Leste Participacoes S.A.
  (Telephone)                            52,745        920,894
--------------------------------------------------------------
Telecommunicacoes de Sao Paulo S.A.
  (Telephone)(a)                         18,256      1,372,780
--------------------------------------------------------------
Telecomunicacoes Brasileiras C.M.
  (Telephone)                            86,027      4,480,035
--------------------------------------------------------------
Telecomunicacoes Brasileiras S.A.
  (Telephone)(a)                         86,027          3,108
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-Rts.,
  (Telecommunications-Cellular/Wireless),
  expiring 05/24/99(a)                      251              0
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-TELESP- Pfd. (Telephone)           7,449        928,299
--------------------------------------------------------------
Telerj Celular S.A.
  (Telecommunications-
  Cellular/Wireless)                     14,510        305,743
--------------------------------------------------------------
Telesp Celular S.A. Pfd.
  (Telecommunications-
  Cellular/Wireless)                     12,532        365,911
--------------------------------------------------------------
Telesp Celular S.A.
  (Telecommunications-
  Cellular/Wireless)                      6,374        272,447
--------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)(b)           49,672      1,232,486
--------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A. (Banks-Major
  Regional)                                   1             10
--------------------------------------------------------------
Usinas Siderurgicas de Minas Gerais
  S.A. (Manufacturing-Diversified)      160,300        448,763
--------------------------------------------------------------
Votorantim Celulose e Papel S.A.
  (Paper & Forest Products)(a)           57,900      1,467,195
==============================================================
                                                    38,295,370
==============================================================

CHILE-10.97%

Administradora de Fondos de
  Peniones Provida
  (Financial-Diversified)               102,278      2,058,345
--------------------------------------------------------------
Banco de A. Edwards
  (Banks-Regional)                       59,880        778,440
--------------------------------------------------------------
Compania Cervecerias Unidas
  S.A.-ADR (Beverages-Alcoholic)        105,400      2,588,887
--------------------------------------------------------------
Embotelladora Andina S.A.
  (Beverages- Non-Alcoholic)             37,800        550,463
--------------------------------------------------------------
Embotelladora Arica, S.A.
  (Beverages- Non-Alcoholic)
  (Acquired 04/23/99; cost
  $536,625)(a)(d)                        40,500        543,510
--------------------------------------------------------------

                                       SHARES        VALUE
CHILE-(CONTINUED)

Empresa Nacional de Electricidad
  S.A.-ADR (Electric Companies)          25,296   $    354,144
--------------------------------------------------------------
Enersis S.A.-ADR (Electric
  Companies)                             56,346      1,081,139
--------------------------------------------------------------
Gener S.A. (Electric Companies)          52,219      1,044,380
--------------------------------------------------------------
Quinenco S.A.-ADR
  (Financial-Diversified)                29,900        321,425
--------------------------------------------------------------
Sociedad Quimica y Minera de Chile
  S.A. (Chemicals)                       75,400      2,780,375
--------------------------------------------------------------
Supermercados Unimarc S.A.
  (Retail-Food Chains)                  207,200        777,000
==============================================================
                                                    12,878,108
==============================================================

MEXICO-33.42%

Alpha S.A. de C.V.
  (Manufacturing-Diversified)           409,700      1,629,489
--------------------------------------------------------------
Apasco S.A. de C.V.
  (Construction-Cement &
  Aggregates)                           443,929      2,618,412
--------------------------------------------------------------
ARA, S.A. de C.V. (Homebuilding)(a)     230,000        843,831
--------------------------------------------------------------
Carso Global Telecom (Telephone)(a)     617,693      2,991,533
--------------------------------------------------------------
Cintra S.A. (Airlines)(a)               393,300        190,691
--------------------------------------------------------------
Controladora Comercial Mexicana
  S.A. de C.V. (Retail-Department
  Stores)(c)                          2,110,000      2,173,939
--------------------------------------------------------------
Corporacion GEO S.A. de C.V.
  (Construction- Cement &
  Aggregates)(a)                        271,000      1,140,898
--------------------------------------------------------------
El Puerto de Liverpool S.A. de C.V.
  (Retail- Department Stores)            45,941         70,105
--------------------------------------------------------------
Fomento Economico Mexicano, S.A. de
  C.V. (Beverages-Alcoholic)            143,350      5,214,356
--------------------------------------------------------------
Grupo Carso S.A. de C.V.
  (Manufacturing- Diversified)(a)       611,000      2,945,893
--------------------------------------------------------------
Grupo Cementos de Chihuahua S.A. de
  C.V. (Construction-Cement &
  Aggregates)                         1,362,500      1,102,976
--------------------------------------------------------------
Grupo Financiero Banamex Accival,
  S.A. de CV (Banacci)
  (Financial-Diversified)(a)            310,175        790,543
--------------------------------------------------------------
Grupo Financiero Bancomer, S.A. de
  C.V. (Banks-Regional)(a)            2,633,671        909,244
--------------------------------------------------------------
Grupo Financiero Banorte S.A. de
  C.V. (Financial-Diversified)(a)     1,898,671      2,461,697
--------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  C.V.-Class B (Foods)                2,186,100      1,514,182
--------------------------------------------------------------
Grupo Mexico S.A. (Metals Mining)       235,824        913,690
--------------------------------------------------------------
Grupo Posadas S.A.
  (Lodging-Hotels)(a)                 1,223,300        832,439
--------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                    105,600      4,329,600
--------------------------------------------------------------

                                       SHARES        VALUE
MEXICO-(CONTINUED)

Industrias Penoles S.A. (Metals
  Mining)                               634,600   $  2,146,239
--------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                             521,500      2,031,818
--------------------------------------------------------------
Pepsi-Gemex S.A.
  (Beverages-Non-Alcoholic)             122,800      1,289,400
--------------------------------------------------------------
Sanluis Corporacion S.A. de C.V.
  (Metal Fabricators)(a)                455,500      1,094,383
==============================================================
                                                    39,235,358
==============================================================

PANAMA-1.56%

Banco Latinoamericano de
  Exportaciones, S.A. (Banking)          57,597      1,835,904
==============================================================

PERU-1.49%

Cerveceria Backus & Johnston S.A.
  (Beverages-Alcoholic)                 912,469        391,013
--------------------------------------------------------------
Credicorp Limited
  (Financial-Diversified)               133,582      1,352,518
==============================================================
                                                     1,743,531
==============================================================

UNITED STATES-.64%

Harken Energy Corp. (Oil &
  Gas-Exploration & Production)(a)      334,670        753,008
==============================================================

VENEZUELA-1.99%

C.A. La Electricidad de Caracas
  (Electric Companies)                  186,266         77,450
--------------------------------------------------------------
C.A. La Electricidad de Caracas ADR
  (Electric Companies)                   88,589      1,841,762
--------------------------------------------------------------
Corporacion Venezolana de Cementos
  S.A.C.A. I (Constructions-Cement
  & Aggregates)                         521,635        251,284
--------------------------------------------------------------
Corporacion Venezolana de Cementos
  S.A.C.A. II (Constructions-Cement
  & Aggregates)                         344,828        163,198
==============================================================
                                                     2,333,694
==============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $134,654,444)                                110,979,468
==============================================================

                                     PRINCIPAL
                                       AMOUNT
REPURCHASE AGREEMENT-3.95%(e)

State Street Bank & Trust Co.
  4.85%, 05/03/99 (Cost
  $4,642,000)(f)                     $4,642,000   $  4,642,000
==============================================================
TOTAL INVESTMENTS-98.48%                           115,621,468
==============================================================
OTHER ASSETS LESS LIABILITIES-1.52%                  1,787,049
==============================================================
NET ASSETS-100.00%                                $117,408,517
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Rts.  - Rights
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Each unit represents one preferred share of Unibanco one preferred "B" share of Unibanco Holdings.
(c) Each Unit represents 3 "B" shares and 1 "C" share.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Trustees. The market value at 04/30/99 represented 0.46% of the Fund's net assets.

(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Repurchase agreement entered into 04/30/99 with a maturing value of $4,642,000. Collateralized by $3,525,000 U.S. Treasury Notes, 8.875% due 08/15/17 with a market value at 04/30/99 of $4,741,125.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:

Investments, at value (cost $139,296,444)      $  115,621,468
-------------------------------------------------------------
Cash                                                      931
-------------------------------------------------------------
Foreign currencies, at value (cost $465,461)          470,537
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,196,296
-------------------------------------------------------------
  Fund shares sold                                  1,727,835
-------------------------------------------------------------
  Dividends and interest                              661,962
-------------------------------------------------------------
Other assets                                           61,735
=============================================================
    Total assets                                  119,740,764
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,528,326
-------------------------------------------------------------
  Fund shares reacquired                              261,546
-------------------------------------------------------------
Accrued advisory fees                                 436,249
-------------------------------------------------------------
Accrued distribution fees                              48,496
-------------------------------------------------------------
Accrued administrative services fees                    1,943
-------------------------------------------------------------
Accrued transfer agent fees                            55,220
-------------------------------------------------------------
Accrued trustees' fees                                    467
=============================================================
    Total liabilities                               2,332,247
=============================================================
Net assets applicable to shares outstanding    $  117,408,517
=============================================================

NET ASSETS:

Class A                                        $   68,242,012
=============================================================
Class B                                        $   47,331,453
=============================================================
Class C                                        $       26,447
=============================================================
Advisor Class                                  $    1,808,605
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                             4,624,443
=============================================================
Class B                                             3,240,900
=============================================================
Class C                                                 1,811
=============================================================
Advisor Class                                         123,030
=============================================================

Class A:
  Net asset value and redemption price per
    share                                      $        14.76
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $14.76 / 95.25%)       $        15.50
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        14.60
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        14.60
=============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                            $        14.70
=============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $269,742 foreign withholding
  tax)                                          $  1,876,618
------------------------------------------------------------
Interest                                              27,042
------------------------------------------------------------
Security lending                                      65,492
============================================================
    Total investment income                        1,969,152
============================================================

EXPENSES:

Advisory fees                                        461,365
------------------------------------------------------------
Administrative services fees                          15,395
------------------------------------------------------------
Custodian fees                                        13,648
------------------------------------------------------------
Interest expense                                      35,662
------------------------------------------------------------
Distribution fees -- Class A                         131,825
------------------------------------------------------------
Distribution fees -- Class B                         207,433
------------------------------------------------------------
Distribution fees -- Class C                               8
------------------------------------------------------------
Trustees' fees                                         1,716
------------------------------------------------------------
Transfer agent fees -- Class A                       203,735
------------------------------------------------------------
Transfer agent fees -- Class B                       160,293
------------------------------------------------------------
Transfer agent fees -- Class C                             6
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   1,948
------------------------------------------------------------
Other                                                 68,274
============================================================
    Total expenses                                 1,301,308
============================================================
Less: Expenses paid indirectly                        (2,363)
------------------------------------------------------------
    Fees waived by advisor                          (214,213)
============================================================
    Net expenses                                   1,084,732
============================================================
Net investment income                                884,420
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (15,622,074)
------------------------------------------------------------
  Foreign currencies                                (286,435)
============================================================
                                                 (15,908,509)
============================================================

Net unrealized appreciation (depreciation) of:
  Investment securities                           39,934,878
------------------------------------------------------------
  Foreign currencies                                 (17,777)
============================================================
                                                  39,917,101
============================================================
  Net gain from investment securities and
    foreign currencies                            24,008,592
============================================================
Net increase in net assets resulting from
  operations                                    $ 24,893,012
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998 (Unaudited)

                                                               APRIL 30,       OCTOBER 31,
                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:
  Net investment income                                       $    884,420    $   1,153,228
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (15,908,509)     (18,715,746)
-------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           39,917,101      (54,475,416)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                24,893,012      (72,037,934)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (703,235)        (219,544)
-------------------------------------------------------------------------------------------
  Class B                                                         (122,740)              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                     (9,487)          (5,514)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (6,676,453)     (61,587,566)
-------------------------------------------------------------------------------------------
  Class B                                                       (8,997,184)     (52,032,524)
-------------------------------------------------------------------------------------------
  Class C                                                           26,034               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                  1,314,663          (13,073)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        9,724,610     (185,896,155)
-------------------------------------------------------------------------------------------
NET ASSETS:

  Beginning of period                                          107,683,907      293,580,062
-------------------------------------------------------------------------------------------
  End of period                                               $117,408,517    $ 107,683,907
===========================================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest                               $189,789,994    $ 204,122,934
-------------------------------------------------------------------------------------------
  Undistributed net investment income                              880,953          831,995
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (49,538,522)     (33,630,013)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          (23,723,908)     (63,641,009)
-------------------------------------------------------------------------------------------
                                                              $117,408,517    $ 107,683,907
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Latin American Growth Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.
A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $31,494,478 as of October 31, 1998 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.
D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Forward Foreign Currency Contracts-A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Futures Contracts-A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.
H. Foreign Securities-There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
I. Indexed Securities-The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion.
  AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively. During the six months ended April 30, 1999, AIM waived fees of $214,213.
  A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 1999, AFS was paid $361,773 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $131,825, $207,433 and $8, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $6,792 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1999, AIM Distributors received $213 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  AIM is the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust,

G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% of assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in custodian fees of $2,363 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $2,363 during the six months ended April 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.
  For the six months ended April 30, 1999, the average outstanding daily balance of bank loans for the Fund was $1,258,448 with a weighted average interest rate of 5.64%. Interest expense for the Fund for the six months ended April 30, 1999 was $35,662.
  Effective May 28, 1999, the above line of credit was superseded by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED
At April 30, 1999, securities with an aggregate value of $11,702,770 were on loan to brokers. The loans were secured by cash collateral of $12,227,900 received by the Fund. For the six months ended April 30, 1999, the Fund received fees of $65,492 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1999 was $30,239,087 and $46,645,981, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                             $  9,431,031
----------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                              (31,775,175)
----------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investment securities                             $(22,344,144)
================================================================

Cost of investments for tax purposes is $137,965,612.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                             APRIL 30, 1999              OCTOBER 31, 1998
                       --------------------------   ---------------------------
                         SHARES         AMOUNT        SHARES         AMOUNT
                       -----------   ------------   -----------   -------------
Sold:
  Class A                8,683,232   $101,022,696    31,480,158   $ 504,106,417
-------------------------------------------------------------------------------
  Class B                  612,437      7,404,583    14,533,097     243,328,768
-------------------------------------------------------------------------------
  Class C*                   1,847         26,548            --              --
-------------------------------------------------------------------------------
  Advisor                   99,981      1,412,811     1,261,470      24,366,740
-------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                   56,746        633,856         8,770         183,909
-------------------------------------------------------------------------------
  Class B                    9,958        110,343            --              --
-------------------------------------------------------------------------------
  Advisor                      833          9,259           261           5,468
-------------------------------------------------------------------------------
Reacquired:
  Class A               (9,307,166)  (108,333,005)  (34,474,810)   (565,877,892)
-------------------------------------------------------------------------------
  Class B               (1,436,989)   (16,512,110)  (17,417,330)   (295,361,292)
-------------------------------------------------------------------------------
  Class C*                     (36)          (514)           --              --
-------------------------------------------------------------------------------
  Advisor                   (8,951)      (107,407)   (1,263,040)    (24,385,281)
-------------------------------------------------------------------------------
                        (1,288,108)  $(14,332,940)   (5,871,424)  $(113,633,163)
===============================================================================

* Class C shares commenced March 1, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                            APRIL 30,    --------------------------------------------------------
                                                              1999       1998(a)     1997(a)     1996(a)     1995(a)     1994(a)
                                                            ---------    --------    --------    --------    --------    --------
Net asset value, beginning of period                         $ 11.70     $  19.50    $  17.95    $  15.38    $  26.11    $  19.78
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.12         0.13(b)     0.11        0.09        0.15       (0.08)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments        3.08        (7.90)       1.44        2.59       (9.28)       6.75
=================================================================================================================================
  Net increase (decrease) from investment operations            3.20        (7.77)       1.55        2.68       (9.13)       6.67
=================================================================================================================================
Distributions to shareholders:
  From net investment income                                   (0.14)       (0.03)         --       (0.08)         --       (0.19)
---------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                           --           --          --          --       (1.60)      (0.15)
---------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                              --           --          --       (0.03)         --          --
=================================================================================================================================
    Total distributions                                        (0.14)       (0.03)         --       (0.11)      (1.60)      (0.34)
=================================================================================================================================
Net asset value, end of period                               $ 14.76     $  11.70    $  19.50    $  17.95    $  15.38    $  26.11
=================================================================================================================================
Total return(c)                                                27.76%      (39.86)%      8.52%      17.52%     (37.16)%     34.10%
=================================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                         $68,242     $ 60,720    $159,496    $177,373    $182,462    $336,960
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets:
  With fee waivers                                              2.16%(d)     0.78%       0.52%       0.46%       0.86%      (0.29)%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.71%(d)     0.64%       0.42%       0.39%       0.85%        N/A
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense):
  With fee waivers                                              2.00%(d)     2.00%       1.96%       2.03%       2.11%       2.04%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.46%(d)     2.14%       2.06%       2.10%       2.12%        N/A
=================================================================================================================================
Ratio of interest expenses to average net assets                0.04%(d)     0.17%        N/A         N/A         N/A         N/A
=================================================================================================================================
Portfolio turnover rate                                           31%          39%        130%        101%        125%        155%
=================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $.02.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $53,166,955.

N/A  Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                          APRIL 30,      --------------------------------------------------------
                                                           1999(a)       1998(a)     1997(a)     1996(a)     1995(a)     1994(a)
                                                         ------------    --------    --------    --------    --------    --------
Net asset value, beginning of period                       $ 11.49       $  19.23    $  17.78    $  15.21    $  25.94    $  19.75
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                0.09           0.04(b)     0.01       (0.00)       0.06       (0.22)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                               3.05          (7.78)       1.44        2.59       (9.19)       6.74
=================================================================================================================================
  Net increase (decrease) from investment operations          3.14          (7.74)       1.45        2.59       (9.13)       6.52
=================================================================================================================================
Distributions to shareholders:
  From net investment income                                 (0.03)            --          --       (0.01)         --       (0.18)
---------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                         --             --          --          --       (1.60)      (0.15)
---------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                            --             --          --       (0.01)         --          --
=================================================================================================================================
    Total distributions                                      (0.03)            --          --       (0.02)      (1.60)      (0.33)
=================================================================================================================================
Net asset value, end of period                             $ 14.60       $  11.49    $  19.23    $  17.78    $  15.21    $  25.94
=================================================================================================================================
Total return(c)                                              27.43%        (40.19)%      8.04%      17.02%     (37.42)%     33.33%
=================================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                       $47,331       $ 46,599    $133,448    $137,400    $134,527    $211,673
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets:
  With fee waivers                                            1.66%(d)       0.28%       0.02%      (0.04)%      0.36%      (0.79)%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         1.21%(d)       0.14%      (0.08)%     (0.11)%      0.35%        N/A
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense):
  With fee waivers                                            2.50%(d)       2.50%       2.46%       2.53%       2.61%       2.54%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         2.96%(d)       2.64%       2.56%       2.60%       2.62%        N/A
=================================================================================================================================
Ratio of interest expenses to average net assets              0.04%(d)       0.17%        N/A         N/A         N/A         N/A
=================================================================================================================================
Portfolio turnover rate                                         31%            39%        130%        101%        125%        155%
=================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.02.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $41,830,426.

N/A  Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                 CLASS C                          ADVISOR CLASS
                                            -----------------     ----------------------------------------------    JUNE 1, 1995
                                                                                     YEAR ENDED OCTOBER 31,              TO
                                              MARCH 1, 1999       APRIL 30,      -------------------------------    OCTOBER 31,
                                            TO APRIL 30, 1999      1999(a)       1998(a)     1997(a)     1996(a)        1995
                                            -----------------     ----------     -------     -------     -------   --------------
Net asset value, beginning of period             $10.21             $11.71       $19.57      $17.94      $15.40        $15.95
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.01               0.16         0.21(b)     0.19        0.17          0.09
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments                                 4.38               3.06        (7.92)       1.44        2.58         (0.64)
=================================================================================================================================
    Net increase (decrease) from
      investment operations                        4.39               3.22        (7.71)       1.63        2.75         (0.55)
=================================================================================================================================
Distributions to shareholders:
  From net investment income                         --              (0.23)       (0.15)         --       (0.14)           --
---------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                 --                 --           --          --       (0.07)           --
=================================================================================================================================
    Total distributions                              --              (0.23)       (0.15)         --       (0.21)           --
=================================================================================================================================
Net asset value, end of period                   $14.60             $14.70       $11.71      $19.57      $17.94        $15.40
=================================================================================================================================
Total return(c)                                   43.00%             28.09%      (39.67)%      8.91%      18.16%        (3.45)%
=================================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)             $   26             $1,809       $  365      $  636      $  818        $  369
=================================================================================================================================
Ratio of net investment income to average
  net assets:
  With fee wavers                                  1.66%(d)           2.66%(d)     1.28%       1.02%       0.96%         1.36%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee wavers                               1.21%(d)           2.21%(d)     1.14%       0.92%       0.89%         1.35%(e)
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense):
  With fee wavers                                  2.50%(d)           1.50%(d)     1.50%       1.46%       1.53%         1.61%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee wavers                               2.96%(d)           1.96%(d)     1.64%       1.56%       1.60%         1.62%(e)
=================================================================================================================================
Ratio of interest expense to average net
  assets                                           0.04%(d)           0.04%(d)     0.17%        N/A         N/A           N/A
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              31%                31%          39%        130%        101%          125%
=================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.02.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $4,657 and $508,262 for Class C and Advisor Class, respectively.
(e)  Annualized.

N/A  Not Applicable.

BOARD OF TRUSTEES                             OFFICERS                             OFFICE OF THE FUND
C. Derek Anderson                             Robert H. Graham                     11 Greenway Plaza
President, Plantagenet Capital                Chairman and President               Suite 100
Management, LLC (an investment                                                     Houston, TX 77046
partnership); Chief Executive Officer,        Dana R. Sutton
Plantagenet Holdings, Ltd.                    Vice President and Treasurer         INVESTMENT MANAGER
(an investment banking firm)
                                              Samuel D. Sirko                      A I M Advisors, Inc.
Frank S. Bayley                               Vice President and Secretary         11 Greenway Plaza
Partner, law firm of                                                               Suite 100
Baker & McKenzie                              Melville B. Cox                      Houston, TX 77046
                                              Vice President
Robert H. Graham                                                                   SUB-ADVISOR
President and Chief Executive Officer,        Gary T. Crum
A I M Management Group Inc.                   Vice President                       INVESCO Asset Management Ltd.
                                                                                   11 Devonshire Square
Arthur C. Patterson                           Carol F. Relihan                     London EC2M 4YR
Managing Partner, Accel Partners              Vice President                       England
(a venture capital firm)
                                              Mary J. Benson                       TRANSFER AGENT
Ruth H. Quigley                               Assistant Vice President and
Private Investor                              Assistant Treasurer                  A I M Fund Services, Inc.
                                                                                   P.O. Box 4739
                                              Sheri Morris                         Houston, TX 77210-4739
                                              Assistant Vice President and
                                              Assistant Treasurer                  CUSTODIAN

                                              Nancy L. Martin                      State Street Bank and Trust Company
                                              Assistant Secretary                  225 Franklin Street
                                                                                   Boston, MA 02110
                                              Ofelia M. Mayo
                                              Assistant Secretary                  COUNSEL TO THE FUND

                                              Kathleen J. Pflueger                 Kirkpatrick & Lockhart LLP
                                              Assistant Secretary                  1800 Massachusetts Avenue, N.W.
                                                                                   Washington, D.C. 20036-1800

                                                                                   COUNSEL TO THE TRUSTEES

                                                                                   Paul, Hastings, Janofsky & Walker LLP
                                                                                   Twenty Third Floor
                                                                                   555 South Flower Street
                                                                                   Los Angeles, CA 90071

                                                                                   DISTRIBUTOR

                                                                                   A I M Distributors, Inc.
                                                                                   11 Greenway Plaza
                                                                                   Suite 100
                                                                                   Houston, TX 77046


                      [This Page Left Intentionally Blank]

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                     ------------------------------------

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                     ------------------------------------

                                THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                                MONEY MARKET FUNDS                       A I M Management Group Inc.
AIM Aggressive Growth Fund(1)                               AIM Money Market Fund                    has provided leadership in
AIM Blue Chip Fund                                          AIM Tax-Exempt Cash Fund                 the mutual-fund industry
AIM Capital Development Fund                                                                         since 1976 and managed
AIM Constellation Fund                                      INTERNATIONAL GROWTH FUNDS               approximately $112 billion
AIM Dent Demographic Trends Fund                            AIM Advisor International Value Fund     in assets for more than 6.3
AIM Large Cap Growth Fund                                   AIM Asian Growth Fund                    million shareholders,
AIM Mid Cap Equity Fund(2),(A)                              AIM Developing Markets Fund(2)           including individual
AIM Select Growth Fund(3)                                   AIM Europe Growth Fund(2)                investors, corporate clients
AIM Small Cap Growth Fund(2),(B)                            AIM European Development Fund            and financial institutions as
AIM Small Cap Opportunities Fund                            AIM International Equity Fund            of March 31, 1999.
AIM Value Fund                                              AIM Japan Growth Fund(2)                     The AIM Family of
AIM Weingarten Fund                                         AIM Latin American Growth Fund(2)        Funds--Registered Trademark--
                                                            AIM New Pacific Growth Fund(2)           is distributed nationwide, and
GROWTH & INCOME FUNDS                                                                                AIM today is the 10th-largest
AIM Advisor Flex Fund                                       GLOBAL GROWTH FUNDS                      mutual-fund complex in the
AIM Advisor Large Cap Value Fund                            AIM Global Aggressive Growth Fund        United States in assets under
AIM Advisor Real Estate Fund                                AIM Global Growth Fund                   management, according to
AIM Balanced Fund                                                                                    Strategic Insight, an
AIM Basic Value Fund(2),(C)                                 GLOBAL GROWTH & INCOME FUNDS             independent mutual-fund
AIM Charter Fund                                            AIM Global Growth & Income Fund(2)       monitor.
                                                            AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                                   GLOBAL INCOME FUNDS
AIM High Yield Fund                                         AIM Emerging Markets Debt Fund(2),(D)
AIM High Yield Fund II                                      AIM Global Government Income Fund(2)
AIM Income Fund                                             AIM Global Income Fund
AIM Intermediate Government Fund                            AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                                            THEME FUNDS
TAX-FREE INCOME FUNDS                                       AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund                              AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                                     AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut                     AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund                              AIM Global Resources Fund(2)
                                                            AIM Global Telecommunications and Technology Fund(2),(F)
                                                            AIM Global Trends Fund(2),(E)



(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. (F)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

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